Exhibit 99.1

©2025 Zura Bio Ltd. Nasdaq Ticker: ZURA Advancing Dual - Pathway Biologic Candidates: Addressing Unmet Needs in Autoimmune and Inflammatory Diseases January 2025

©2024 Zura Bio Ltd. 2 Forward Looking Statements Disclaimer This communication includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” “strategy,” “future,” “opportunity,” “would,” “seem,” “seek,” “outlook” and the negatives of such terms and similar expressions are intended to identify such forward - looking statements . Forward - looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results . These forward - looking statements may include, but are not limited to : expectations with respect to development and regulatory plans, trial designs, and the costs, timing and results thereof ; expectations with respect to milestones and key events, including the timing of study initiation and completion ; expectations with respect to Zura Bio’s development program, including clinical trials and the timing thereof, and expectations with respect to development programs, data readouts and product candidates of other parties ; Zura Bio's cash resources and projected cash runway ; the potential to raise additional capital to support the company's operations ; the potential of pipeline assets to offer broader and improved clinical responses ; expectations with respect to addressable markets, projected CAGRs and patient populations ; and expectations with respect to the use of proceeds from any financing transactions . These statements are based on various assumptions, whether or not identified in this communication . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events are difficult or impossible to predict and could differ materially from those expressed or implied in such forward - looking statements, as a result of these risks and uncertainties, which include, but are not limited to : the potential of Zura Bio's product candidates and their related benefits, competing product candidates and products both in development and approved ; Zura Bio's vision and strategy ; the timing of key events and initiation of Zura Bio's studies and release of clinical data may take longer than anticipated or may not be achieved at all ; the potential general acceptability and maintenance of Zura Bio's product candidates by regulatory authorities, payors, physicians, and patients may not be achieved ; Zura Bio's ability to attract and retain key personnel ; Zura Bio's future operating expenses, capital requirements and needs for additional financing may not be achieved ; Zura Bio has not completed any clinical trials, and has no products approved for commercial sale ; Zura Bio has incurred significant losses since inception, and expects to incur significant losses for the foreseeable future and may not be able to achieve or sustain profitability in the future ; Zura Bio requires substantial additional capital to finance its operations, and if it is unable to raise such capital when needed or on acceptable terms, Zura Bio may be forced to delay, reduce, and/or eliminate one or more of its development programs or future commercialization efforts ; Zura Bio may be unable to renew existing contracts or enter into new contracts ; Zura Bio relies on third - party contract development manufacturing organizations for the manufacture of clinical materials ; Zura Bio relies on contract research organizations, clinical trial sites, and other third parties to conduct of its preclinical studies and clinical trials ; Zura Bio may be unable to obtain regulatory approval for its product candidates, and there may be related restrictions or limitations of any approved products ; Zura Bio may be unable to successfully respond to general economic and geopolitical conditions ; Zura Bio may be unable to effectively manage growth ; Zura Bio faces competitive pressures from other companies worldwide ; Zura Bio may be unable to adequately protect its intellectual property rights ; and other factors set forth in documents filed, or to be filed by Zura Bio, with the SEC, including the risks and uncertainties described in the “Risk Factors” section of Zura Bio's Annual Report on Form 10 - K for the year ended December 31 , 2023 and other filings with the SEC . These risks and uncertainties may be amplified by health epidemics or other unanticipated global disruption events, which may continue to cause economic uncertainty . Zura Bio cautions that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward - looking statements, including projections, which speak only as of the date made . Zura Bio gives no assurance that we will achieve our expectations . Zura Bio does not undertake or accept any obligation to publicly provide revisions or updates to any forward - looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws . This presentation discusses product candidates that are under clinical study, and which have not yet been approved for marketing by the US Food and Drug Administration . No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied . Caution should be exercised when comparing data across trials of different products and product candidates . Differences existing between trial designs and patient populations and characteristics . The results across such trials may not have interpretative value on Zura Bio’s existing or future results . Statements included herein concerning clinical trials for the product candidates have not been reviewed or endorsed by Eli Lilly ("Lilly") or Pfizer . This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction .

Company Summary

zurabio
Nasdaq: ZURA

High-Potential Biologics: Three dual-pathway biologics targeting multi-billion-dollar markets, with available Phase 1/1b data and potential to advance to Phase 2 trials

Lead Asset Development: Tibulizumab Phase 2 study for SSc is ongoing, with a subsequent trial for HS anticipated to initiate in 2Q 2025

Strategic Milestones: Anticipating 2 key internal catalysts and up to 11 external readouts over the next 36 months, with potential to significantly drive value creation

Proven Leadership: An experienced team with a demonstrated history of driving over $8 billion in mergers and acquisitions within the last three years, showcasing their ability to execute strategic growth and value creation

Financial Strength: Cash runway expected to support planned operations through 2027

2022

- Zura founded as a limited company incorporated under the laws of England and Wales
- crebankitug in-licensed from Pfizer
- torudokimab in-licensed from Eli Lilly and Co.

2023

- Began trading on Nasdaq under "ZURA" ticker
- tibulizumab in-licensed from Eli Lilly and Co.
- $80M private placement closed
- Inclusion into the Russell 2000® and 3000® Indexes
- Entered into sponsored research agreement with Benaroya Research Institute
- Arnout Ploos van Amstel joined Board

2024

- Rob Lisicki and Dr. Kiran Nistala join Zura Bio Executive Leadership
- Formed SAB*
- $112.5M private placement closed
- Completed IPO warrants exchange, simplifying share capital structure
- Submitted protocol to U.S. FDA for the Phase 2 study of tibulizumab in SSc
- Launched TibuSURE Phase 2 SSc trial

(*) A Scientific Advisory Board (SAB) is a panel of experts from relevant scientific fields convened to provide guidance, expertise, and strategic recommendations to organizations, institutions, or projects. SABs typically ensure that decisions and actions are based on sound scientific principles, promote innovation, and maintain credibility in research or development initiatives.

Sources: Zura Bio Press Releases and Filings

Acronyms: FDA, Food and Drug Administration; HS, hidradenitis suppurativa; IPO, Initial Public Offering; Q, quarter; SAB, Scientific Advisory Board; SSc, systemic sclerosis.

©2025 Zura Bio Ltd.
3

Pipeline of Novel Dual-Pathway Biology Designed to Meaningfully Address Outcomes in I&I Diseases

zurabio

Nasdaq: ZURA

		Phase 1	Phase 2
tibulizumab	tabalumab Anti-Baff Ab ixekizumab Anti-IL-17 scFv **Only bispecific antibody targeting IL-17A and BAFF**	Tibulizumab has been studied in three Phase 1/1b clinical studies to date * ✓ 78 participants dosed across 3 studies – n=57 single dose – n=21 multiple doses up to 12 weeks	Phase 2 study for SSc is ongoing, with a subsequent trial for HS anticipated to initiate in 2Q 2025
crebankitug	IL-7Rα IL-7 TSLP γc IL-7Rα IL-7Rα TSLPR JAK1 JAK3 JAK2 JAK1 **IL-7R and TSLP Inhibition with potential best in class TSLP inhibition**	Crebankitug has been studied in three Phase 1/1b clinical studies to date ** ✓ 93 participants dosed – n=60 single dose – n=33 multiple doses up to 12 weeks	Actively evaluating potential therapeutic indications to guide our future development efforts.
torudokimab	Epithelial Damage torudokimab ST2 pathway ST2 receptor independent pathway IL-1RAP ST2 RAGE Inflammation Epithelial remodeling **Best in class in inhibiting GM-CSF production by human mast cells**	Torudokimab has been studied in three Phase 1/2 clinical studies to date *** ✓ 244 participants dosed – n= 81 single dose – n=163 multiple doses up to 52 weeks	Actively evaluating potential therapeutic indications to guide our future development efforts.

(*) Phase 1/1b studies conducted by Eli Lilly & Co.: Phase 1 SAD in participants with rheumatoid arthritis, Phase 1b MAD in participants with Sjögren's syndrome, and Phase 1 SAD in healthy Japanese and Caucasian participants.

(**) Phase 1/1b studies conducted by Pfizer: Phase 1a SAD in healthy adult volunteers, Phase 1b MAD in participants with type-1 diabetes, and Phase 1b MAD in participants with multiple sclerosis.

(***) Phase 1/2 studies conducted by Eli Lilly & Co.: Phase 1 SAD, MAD, and Safety/PK in healthy participants, and Phase 2 in participants with atopic dermatitis.

Sources: Clinical Study Reports

Acronyms: BAFF, B cell-activating factor; GM-CSF, granulocyte-macrophage colony-stimulating factor; HS, hidradenitis suppurativa; I&I, inflammation and immunology; IL, interleukin; Q, quarter; SSc, systemic sclerosis; TSLP, thymic stromal lymphopoietin.

©2025 Zura Bio Ltd.
4

©2025 Zura Bio Ltd. systemic sclerosis (SSc) tibulizumab ZB - 106 Anti - BAFF + IL - 17 Tibulizumab, is a humanized bispecific dual antagonist antibody, and has been engineered to bind to and neutralize both BAFF and IL - 17A. Our approach with tibulizumab is to inhibit both pathways with a single agent, potentially providing clinical benefits to a broader range of patients, as well as a greater level of effect.

Systemic Sclerosis is a Multi-Organ Disease with No Comprehensive Treatment*

tibulizumab | ZB-106

Systemic sclerosis is a rare & life-threatening disease

~300,000

people with SSc in US, EU and Japan [1]

Zero

SSc-specific * drugs approved

Systemic sclerosis is characterized by *tissue inflammation* and *fibrosis*

Lung



*Two disease-modifying drugs are approved for severe lung complications of the disease (SSc-ILD)

Skin



Other Organs



Multiple areas for evaluation and improvement in SSc

- ***FVC*** — Forced Vital Capacity
- ***mRSS*** — modified Rodnan Skin Score
- ***HAQ-DI*** — Health Assessment Questionnaire Disability Index
- ***PtGA*** — Patient Global Assessment
- ***CGA*** — Clinical Global Assessment

(*) Two approved therapies are available for SSc-ILD; however, no treatment addresses the disease across organ systems.
Sources: [1] Clarivate/DRG. Accessed 19 August 2024. Projected Prevalence 2032.
Acronyms: ILD, interstitial lung disease; SSc, systemic sclerosis.

©2025 Zura Bio Ltd.
6

Tibulizumab milestones* expected through 2026

zurabio

Nasdaq: ZURA

MILESTONE LEGEND:

- ❑ Internal Zura
- ▲ External Catalyst

Cash runway expected through 2027

		2H-2024	2025	2026
tibulizumab	TibuSURE Phase 2 SSc study	☑ Select CRO ☑ Submit Protocol to IND for Phase 2 Study in SSc ☑ Initiate a Phase 2 study in SSc	❑ Phase 2 study recruitment	❑ (4Q-2026) SSc Topline Data *Pending data outcomes, Phase 3 → → →*
	HS study	☑ Select CRO	❑ (1Q-2025) Submit Protocol to IND for Phase 2 Study in HS ❑ (2Q-2025) Initiate a Phase 2 study in HS	❑ (3Q-2026) HS Topline Data *Pending data outcomes, Phase 3 → → →*
	External Catalysts		▲ 2025 (NVS): Topline Data for VAY736 (ianalumab) from a Phase 2 Platform Study in HS Patients	

(*) The timing of regulatory and clinical trial milestones is subject to change and may require further interactions with the FDA.

Sources: Internal Zura Planning, clinicaltrials.gov

Acronyms: CRO, contract research organization; HS, hidradenitis suppurativa; IND, Investigational New Drug; Q, quarter; SSc, systemic sclerosis; US FDA, United States Food and Drug Administration.

©2025 Zura Bio Ltd.

7

©2025 Zura Bio Ltd. Rationale for Phase 2 Study in Systemic Sclerosis Patients Sources: 1 Spherix Global Insights: Market Dynamix: Systemic Sclerosis (US) 2024; Zura Internal Data, Investigational New Drug (IND) Brie fing Acronyms: B, billion; BAFF, B cell - activating factor; IL, interleukin; SSc, systemic sclerosis; TAM, total addressable market key fibrotic markers than standard isotype control 1. IL - 17A and BAFF both contribute to the pathogenesis and severity of SSc 2. Pre - clinical data supports potential for broader or deeper effect with tibulizumab ▪ Demonstrated greater reductions in disease severity compared to IL - 17 or BAFF alone in the CIA murine model. ▪ Achieved greater reductions in erythema, skin thickness, and scaling compared to IL - 17 or BAFF alone in bleomycin murine model. ▪ Showed greater reductions in lung fibrosis relative to the standard control. 3. Clinical evidence of skin and/or lung benefit across multiple direct and indirect mechanistic trials ▪ IL - 17 Receptor: (e.g., brodalumab , Phase 1 & 3 trials) ▪ CD20 Antagonists: (e.g., rituximab, Phase 2) ▪ BAFF Inhibition: (e.g., belimumab, 52 - week IIT study) ▪ IL - 23 Pathway: (e.g., guselkumab , Phase 2 trial) 8 ©2024 Zura Bio Ltd. TAM projected to exceed $2B tibulizumab | ZB - 106

Targeting IL-17 and BAFF to Disrupt SSc Pathophysiology and Potentially Halt Inflammation, Autoimmunity, and Fibrosis

zurabio
tibulizumab | ZB-106


SUSCEPTIBILITY
INITIATION
PROGRESSION
OUTCOME
Triggers
Genetic backgroud
Environment
Perturbed
homeostasis
Autoimmunity
Inflammation
Vasculopathy
Fibrosis
ORGAN DAMAGE
AMPLIFICATION
GENES, ENVIRONMENT, IMMUNE RESPONSE...
CLINICAL SUBSETS

- SSc progresses through interconnected pathways of inflammation, autoimmunity, vasculopathy, and fibrosis, driven by genetic and environmental triggers.

IL-17 amplifies inflammation, promotes vascular injury, and perpetuates tissue damage, making it a pivotal target to disrupt the inflammatory cycle.

BAFF drives B-cell survival and autoantibody production, fueling immune dysregulation and accelerating fibrosis, presenting a unique opportunity for therapeutic intervention.

Targeting IL-17 and BAFF offers a transformative approach to breaking the amplification loop, mitigating disease progression, and preventing irreversible organ damage in SSc.

Sources: Truchetet, M.E., et al. *Clinical Reviews in Allergy & Immunology.* doi:10.1007/s12016-021-08889-8
Acronyms: BAFF, B cell-activating factor; IL, interleukin; SSc, systemic sclerosis.

©2025 Zura Bio Ltd.
9

Tibulizumab Targets IL-17A, BAFF, or Both Simultaneously

Tibulizumab uniquely targets BAFF for B cell regulation and IL-17A for inflammation control, offering a comprehensive approach to treating autoimmune and inflammatory diseases.



CD4+
T Cell
CD8+
TH17
IL-17A
BAFF
TACI
BCMA
BAFF-R
BCR
B7
LTBR
B Cells
BCR
CD20
CD40
tabalumab
Anti-Baff Ab
ixekizumab
Anti-IL-17 scFv
IL-17A / IL-17F
IL-17A
IL-17F
IL-17RA
IL-17RC
ACT1
TRAF6
NF-κB
Inflammatory Cells

By inhibiting BAFF, tibulizumab reduces B-cell survival and proliferation, helping to modulate immune responses and address conditions associated with BAFF overexpression.

By neutralizing IL-17A, tibulizumab aims to reduce inflammation, providing potential benefits for conditions linked to IL-17A-driven inflammation.

©2025 Zura Bio Ltd.
10

Numerous B Cell Therapies have Overlapping B Cell Targets, BAFF and CD20 Share High Overlap

zurabio
tibulizumab | ZB-106


BAFF
TACI
BCMA
BAFF-R
BCR
B7
B Cells
LTBR
BCR
CD20
CD40

Cell Surface Antigen Expression


BONE MARROW
PERIPHERY AND SECONDARY LYMPHOID ORGANS
BONE MARROW
CD19
CD20
BAFF-R
BCMA
TACI
Stem Cell
Pro B Cell
Pre B Cell
Immature B Cell
Mature B Cell (Naive)
Germinal Centre B Cell (Activated)
Memory B Cell
Plasmablast
Plasma Cell
CD19+
CD20+
BAFF-R+
TACI+
BCMA+

Sources: Figured adapted from Baker D, et al., *EBioMedicine*. doi: 10.1016/j.ebiom.2017.01.042
Acronyms: BAFF-R, B-Cell activating factor receptor; BCMA: B-Cell maturation antigen; BCR: B-Cell receptor; CD, cluster of differentiation; LTBR: lymphotoxin beta receptor; TACI: transmembrane activator and CAML interactor

©2025 Zura Bio Ltd.
11

The IL-23 / IL-17 Axis Plays an Important Role in Multiple Inflammatory Diseases, Including SSc

zurabio
tibulizumab | ZB-106


CD8 T cells
γδ T cells
INKT/NKcells
ILC3
neutrophils
mast cells
Activated DC
Th17 cells
IL-17A
Keratinocytes
α-TNF
α-IL-12/IL-23 (p40)
α-IL-23 (p19)
α-IL-17A
α-IL17RA

IL-23 plays a pivotal role in stimulating the production of IL-17 by activating the Th17 cells. The IL-23/IL-17 axis is an important pathway for targeted therapy for inflammatory diseases.

IL-17A is associated with the pathogenesis of inflammatory diseases, including systemic sclerosis.

Clinical trials have shown that monoclonal antibodies against IL-23 and IL-17, are effective in the treatment of patients with systemic sclerosis.

Sources: Brembilla, N.C., et al. (2018). The IL-17 Family of Cytokines in Psoriasis: IL-17A and Beyond. Frontiers in Immunology, 9:1682. doi:10.3389/fimmu.2018.01682

Acronyms: α-IL17RA, anti-interleukin-17 receptor A; α-TNF, anti-tumor necrosis factor; CD8, cluster of differentiation 8; DC, dendritic cells; IL-17A, interleukin-17A; ILC3, group 3 innate lymphoid cells; INKT/Nk cells, invariant natural killer T cells/natural killer cells; SSc, systemic sclerosis; Th, T-helper; γδ T cells, gamma-delta T cells.

©2025 Zura Bio Ltd.
12

©2025 Zura Bio Ltd. In Pre - Clinical Model, Simultaneous Blockade of BAFF & IL - 17 Produced Greater Reduction in Disease Severity than IL - 17 or BAFF Alone 13 Isotype control Anti - BAFF Anti - IL 17 Anti - BAFF + Anti - IL 17 7.5 5.0 2.5 0.0 20 30 40 50 Day Cumulative disease score Histology score 70 60 * * * * * Anti - BAFF + Anti - IL 17 Isotype control Anti - BAFF Anti - IL 17 50 40 30 20 10 0 Anti - BAFF + Anti - IL 17 * * 25 20 15 10 5 0 Isotype control Anti - BAFF Anti - IL 17 ns Anti - collagen antibody (mg/ml) Mice were injected with anti - IL - 17A and/or anti - BAFF on days 22, 29, and 36 The collagen - induced arthritis (CIA) murine model is similarly characterized by increased IL - 17A production and B cells that drive disease pathogenesis Rheumatoid arthritis is a prototypic autoimmune disease where individually targeting IL - 17A - mediated inflammation or depleting B cells has been clinically validated Surrogate murine antibodies were used to evaluate whether neutralization of IL - 17A and BAFF was superior to targeting individual pathways Blockade of both IL - 17A and BAFF was associated with reduced: ▪ Disease severity ▪ Anti - collagen antibodies ▪ Inflammation in the hind paw (histology score) Sources: Zura Internal Data, Investigational New Drug (IND) Briefing Acronyms: BAFF, B cell - activating factor; IL, interleukin. tibulizumab | ZB - 106

TibuSURE

Tibulizumab Systemic Sclerosis Understanding and Response Evaluation

zurabio

Study is Focused on Demonstrating Benefits for Skin and Lung Outcomes

RANDOMIZED PHASE 2 STUDY* (mRSS and HRCT)



Baseline image
HRCT
HRCT
HRCT
tibulizumab (n = 40)
placebo (n = 40)
tibulizumab (n = 80)
R
1:1
n = 80 participants
(weeks) 0 2 4 8 12 16 20 24 28 32 36 40 44 48 52
Efficacy Period (24 weeks)
OLE (28 weeks)

KEY EFFICACY ENDPOINTS

- mRSS (primary)
- qHRCT / FVC
- HAQ-DI (Function)
- revised CRISS (rCRISS)

KEY INCLUSION CRITERIA

- Early diffuse cutaneous SSc, enriched for SSc-ILD
- Stable background therapy
- Anti-centromere antibody negative
- Disease duration ≤2 years: mRSS 15-45
- Disease duration 2-5 years:
  - mRSS 20-45
  - RNA Pol III negative, or evidence of recent progression

Sources: Zura Internal Planning
Acronyms: FVC, forced vital capacity; HAQ-DI, health assessment questionnaire – disability index; HRCT, high-resolution computed tomography; ILD, interstitial lung disease; mg, milligram; mRSS, modified Rodnan skin score; OLE, open-label extension; qHRCT, quantitative high-resolution computed tomography; rCRISS, revised Composite Response Index in Systemic Sclerosis; RNA Pol III, RNA polymerase III; SSc, systemic sclerosis.

©2025 Zura Bio Ltd.
14

modified Rodnan Skin Score (mRSS): Endpoint for Assessing Skin Thickness and Fibrosis

zurabio
tibulizumab | ZB-106

The **mRSS assesses skin thickness** in systemic sclerosis patients by **evaluating 17 body sites** (e.g., face, chest, abdomen, arms, legs). Each site is scored from 0 to 3.

The total score ranges from 0 to 51, with **higher scores indicating greater skin involvement**.



VS



Fine Wrinkles[1] (0/3)

Severe Thickness[1] (3/3)

Severe skin thickening and tightening restricts movement and causes painful ulcers on the hands and fingers, significantly impairing daily activities and quality of life.

17 Surface Anatomic Areas of the Body

- **0** Normal Skin
- **1** Mild Thickness
- **2** Moderate Thickness
- **3** Severe Thickness with inability to pinch the skin into a fold

Face
Anterior chest
Abdomen



Left	Right
Upper arm	Upper arm
Forearm	Forearm
Hand	Hand
Fingers	Fingers
Thigh	Thigh
Leg	Leg
Foot	Foot

Sources: [1] Khanna, D., et al. *Journal of Scleroderma and Related Disorders*. doi:10.5301/jsrd.5000231; [2] Ferreli, C., et al. Clinical Reviews in Allergy & Immunology. doi:10.1007/s12016-017-8625-4.

©2025 Zura Bio Ltd.
15

In Phase 2, Lung Involvement using qHRCT will be a Key Secondary Endpoint zurabio
tibulizumab | ZB-106


VS

Healthy Lung **Fibrotic Lung**

ILD includes various pulmonary disorders marked by inflammation and progressive lung fibrosis, resulting in restrictive lung function and impaired gas exchange.

SSc often leads to ILD due to immune system dysregulation and subsequent lung interstitial fibrosis.

QILD by HRCT provides a sensitive measure of lung involvement, detecting changes as small as 2%.

Example of improvement after 24 months of MMF in total lung involvement


Screening HRCT
B
Month 24 HRCT
B

The blue and red areas show QLF, while the yellow area shows quantitative ground glass. The entire colored area represents QILD. After 24 months, QLF areas decreased (*arrow in B*).

Sources: Goldin, J., et al. *Annals of the American Thoracic Society*. doi:10.1513/annalsats.201802-079OC; Zura Bio internal planning
Acronyms: ILD, interstitial lung disease; MMF, mycophenolate mofetil; qHRCT, quantitative high-resolution computed tomography; QILD, quantitative interstitial lung disease; QLF, Quantitative Lung Fibrosis; SSc, systemic sclerosis.

©2025 Zura Bio Ltd.
16

©2025 Zura Bio Ltd. 17 ©2024 Zura Bio Ltd. Phase 2 SSc Development Aims to Reduce Historical Risks in Therapeutic Area Development Acronyms: CT, computed tomography; FVC, forced vital capacity; IL, interleukin; ILD, interstitial lung disease; mRSS, modified Rodnan S kin Score. Historic Drivers of SSc Study Failures: ▪ Novel and unvalidated mechanisms ▪ Oversights in inclusion/exclusion criteria ▪ Challenges in balancing sample sizes for mRSS and ILD participants Increasing Probability of Success: ▪ Larger study sample sizes increase the probability of success for mRSS outcomes ▪ High - resolution CT shows strong correlation with FVC, potentially improving ILD read - through ▪ Adequate sample sizes for ILD readouts enable a better understanding of potential Phase 3 effects tibulizumab | ZB - 106

©2025 Zura Bio Ltd. hidradenitis suppurativa (HS) tibulizumab ZB - 106 Anti - BAFF + IL - 17 Tibulizumab, is a humanized bispecific dual antagonist antibody, and has been engineered to bind to and neutralize both BAFF and IL - 17A. Our approach with tibulizumab is to inhibit both pathways with a single agent, potentially providing clinical benefits to a broader range of patients, as well as a greater level of effect.

©2025 Zura Bio Ltd. Rationale for Phase 2 Study in Hidradenitis Suppurativa Patients Acronyms: BAFF, B cell - activating factor; HiSCR , Hidradenitis Suppurativa Clinical Response; HS, hidradenitis suppurativa; IL, interleukin; TAM, total addressable market. Increased Probability of Success Through Scientific and Clinical Validation ▪ IL - 17A and BAFF are recognized as significant contributors to the pathology and progression of HS ▪ Ixekizumab targets IL - 17A and IL - 17A/F with high affinity ▪ Dual inhibition of IL - 17A and BAFF may improve outcomes by addressing key drivers of HS Unmet Need and Growth Potential ▪ > 50% of HS patients do not achieve HiSCR75 with current treatments ▪ In the chronic phase, BAFF may play a more significant role, highlighting an unmet need that tibulizumab may address ▪ TAM is projected to reach $3.5B - $4B by 2030 19 ©2024 Zura Bio Ltd. tibulizumab | ZB - 106

An Overview of Hidradenitis Suppurativa

zurabio
tibulizumab | ZB-106

DISEASE OVERVIEW

Hidradenitis suppurativa is an inflammatory follicular skin disease

Skin lesions form in the armpits, groin, and under the breasts due to inflammation and infection of the sweat glands

- ✓ Recurrent nodules and abscesses resulting in pus-like discharge
- ✓ Difficult-to-heal open wounds and scarring
- ✓ Increased Th1/Th17 and B cell mediated inflammation [1-3]
- ✓ Disproportionately affects women between adolescent age to 55 years of age [4,5]



CLINICAL OPPORTUNITY [6]

~300K people living with HS in the U.S.	Average time to diagnosis is **7 years**	**~>50%** patients still left **inadequately treated**

Sources: [1]Moran, Barry, et al. *Journal of Investigative Dermatology*. doi:10.1016/j.jid.2017.05.033. [2] Banerjee, Anirban, et al. *Immunological Investigations*. doi:10.1080/08820139.2016.1230867. [3] Sabat, Robert, et al. *Journal of Allergy and Clinical Immunology*. doi:10.1016/j.jaci.2022.10.034. [4] Garg, Amit, et al. *JAMA Dermatology*. doi:10.1001/jamadermatol.2017.0201. [5] Ingram, John R. *British Journal of Dermatology*. doi:10.1111/bjd.19435. [6] Medical Literature, MEDACorp KOL Discussions.

Acronyms: HS, hidradenitis suppurativa; Th-, T-helper cells; US, United States.

©2024 Zura Bio Ltd.
20

B Cell Signaling Potentiates HS Disease

zurabio

tibulizumab | ZB-106

Elevated CD19 in HS **indicates increased B cell activation**, driving inflammation and correlating with higher CD20+ B cells and CD138+ plasma cells.

Increased BAFF in HS lesions promotes B cell activation and inflammation.[2,3]



CD20+ B cells in HS Lesions
CD20+ B cells
Score
2·5
2·0
1·5
1·0
0·5
0·0
Healthy skin
Perilesional
Early lesion
Chronic HS
BAFF gene expression in HS
P=0.001
P=0.000
P=0.000
P=0.000
P=0.010
P=0.001
P=0.043
skin BAFF mRNA (r.u.)
10
1
0.1
healthy
healthy, int.
HS les
Pso les
AD les
BAFF is essential for B cell activation
BCR
BAFF
BAFFR
ITAM
SyK
ERK
PI3K
IKKI
NFκB2

Reducing BAFF in HS lesions decreases B cell and plasma cell gene expression, indicating a potential therapeutic approach.[1,4]

Overlapping expression of **CD20+** and **BAFF**.[1,4]

Cell Surface Antigen Expression



BONE MARROW
PERIPHERY AND SECONDARY LYMPHOID ORGANS
BONE MARROW
CD19
CD20
BAFF-R
TACI
BCMA
Stem Cell
Pro B Cell
Pre B Cell
Immature B Cell
Mature B Cell (Naive)
Germinal Centre B Cell (Activated)
Memory B Cell
Plasmablast
Plasma Cell
CD19+
CD20+
BAFF-R+
TACI+
BCMA+

Sources: [1] Van der Zee, H.H., et al. *British Journal of Dermatology*. doi:10.1111/j.1365-2133.2011.10698.x. [2] Rumberger, B.E., et al. *Inflammation Research*. doi:10.1007/s00011-020-01381-7. [3] Sabat, R., et al. *Journal of Allergy and Clinical Immunology*. doi:10.1016/j.jaci.2022.10.034. [4] Gudjonsson, J.E., et al. *JCI Insight*. doi:10.1172/jci.insight.139930.

Acronyms: BAFF, B cell-activating factor; BCMA, B cell maturation antigen; CD-, cluster of differentiation; HS, hidradenitis suppurativa; TACI, transmembrane activator and calcium-modulator and cyclophilin ligand interactor.

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Tibulizumab* IL-17A Component Has Class-Leading Binding Affinity Against IL-17A and IL-17A/F

zurabio
tibulizumab | ZB-106

Ixekizumab is a humanized IgG4 monoclonal antibody

	IL-17A Binding Affinity	IL-17A/F Binding Affinity	IL-17F Binding Affinity
Taltz® (ixekizumab)	K_d 1.8 pM	K_d <3 pM	N/A
Bimzelx® (bimekizumab)	K_d 3.2 pM	K_d 26 pM	K_d 23 pM
Cosentyx® (secukinumab)	K_d 60 pM – 90 pM	K_d 2400 pM	N/A

- Binding affinity, quantified by the dissociation constant (K_d), reflects the strength of interaction between a drug and its target, with a lower K_d indicating stronger binding.
- Stronger binding affinity supports more effective engagement with the target, which may contribute to improved clinical outcomes.

(*) Tibulizumab was engineered from Taltz® (ixekizumab)
Sources: [1] Taltz®. Prescribing Information. Lilly USA, LLC, https://taltz.lilly.com/hcp/moa-il17a-igg4 .
Acronyms: IgG4, immunoglobulin G4; K_d, dissociation constant; pM, picomolar

©2025 Zura Bio Ltd.
22

Ongoing Novartis Phase 2b Multicenter Platform Study Offers Additional Clinical Evidence of B Cell Targeting Benefit in HS

zurabio
tibulizumab | ZB-106

Presented at the American Academy of Dermatology Annual Meeting; March 8–12, 2024; San Diego, CA.


Cohorts
Outcome
A
Iscalimab
s.c. 600 mg
anti–CD-40
Positive
B
LYS006
b.i.d. 20 mg
LTA4Hi
Negative
C
MAS825
s.c. 300 mg
anti–IL-1β/
IL-18
Positive
D
Remibrutinib
b.i.d. 100 mg
or 25 mg
BTKi
Positive
E
Ianalumab
s.c. 300 mg
anti–BAFF-R
Ongoing
~40–70
patients per cohort
Investigational treatments (Cohort A–E)
R
Corresponding placebo (Cohort A–E)
Follow-up period
variable length depending on MoA
Screening
PEA
EOS
W –5
D1
Double-blind treatment period
W 16

Patients

- Adult patients aged 18–65 years
- Moderate to severe HS for ≥12 months in ≥2 anatomical areas with ≤15 tunnels
- ***Cohorts A, C, and E:*** ≥5 inflammatory lesions
- ***Cohorts B and D:*** ≥3 inflammatory lesions

*Study started in February 2019 and is currently ongoing.
BAFF-R, B-cell activating factor of the tumor necrosis alpha family receptor; b.i.d., twice daily; BTKi, Bruton's tyrosine kinase inhibitor; CD, cluster of differentiation; D, day; EOS, end of study; HS, hidradenitis suppurativa; IL, interleukin; LTA4H, leukotriene A4 hydrolase; MoA, mechanism of action; PEA, primary endpoint analysis; R, randomization; s.c., subcutaneous; W, week. Clinicaltrials.gov NCT03827798. Available at: https://classic.clinicaltrials.gov/ct2/show/NCT03827798 (Accessed 6 Mar 2024).

©2025 Zura Bio Ltd.
23

©2025 Zura Bio Ltd. 24 Novartis’ Interim Results Presented at ‘24 AAD: BTKi PBO - Adjusted Delta Aligns with Approved and In - Development Agents Presented at the American Academy of Dermatology Annual Meeting; March 8 – 12, 2024; San Diego, CA. *The sHiSCR is defined as a ≥50% reduction in the abscess and inflammatory nodule count and no increase in draining tunnels compared with b aseline. †Difference refers to the difference between remibrutinib (either dose) and pooled placebo at Week 16. ‡Bayesian posterior probability of remibrutinib (either dose) being better than pooled placebo. CI, confidence interval; HiSCR , hidradenitis suppurativa clinical response; n, total number of patients with response; N, total number of patients in each tre atment arm; NRI, non - responder imputation; sHiSCR , simplified hidradenitis suppurativa clinical response. ▪ The primary endpoint of this study was met for both doses of remibrutinib ; patients treated with remibrutinib reported a greater rate of sHiSCR * at Week 16 compared with placebo 48.5 72.7 34.7 20 0 40 60 80 100 0 2 4 6 10 12 14 16 Proportion of patients reporting sHiSCR (%) 8 Week Remibrutinib 100 mg (N = 33) Remibrutinib 25 mg (N = 33) Pooled placebo (N = 49) Cohort A – D Cohort D Pooled Placebo (N = 49) Remibrutinib 100 mg (N = 33) Remibrutinib 25 mg (N = 33) Proportion of patients with sHiSCR*: 34.7 48.5 72.7 Observed with NRI (%) 13.8 ( – 4.4 to 32.0) 38.0 (21.1 to 55.0) Difference † (%) (95% CI) 34.9 48.5 72.3 Bayesian estimated (%) 13.9 ( – 4.2 to 31.9) 37.2 (19.7 to 53.0) Difference † (%) (95% CI) 89.6 99.9 Probability of difference ‡ tibulizumab | ZB - 106

Planned Phase 2 HS Study Design*

zurabio
tibulizumab | ZB-106

KEY INCLUSION CRITERIA

- Moderate to Severe HS
- Hurley Stage II/III
- Total abscess and inflammatory nodule count (AN) ≥ 5
- Up to 30% TNF inadequate responders


DOUBLE BLIND, PLACEBO-CONTROLLED, 16-WEEK STUDY
n = 150 – 180 participants
R
1:1:1
tibulizumab dose 1
tibulizumab dose 2
placebo
12-week safety follow-up
Efficacy Period (16 weeks treatment)

KEY EFFICACY ENDPOINTS

- AN count
- HiSCR
- IHS4
- PGA
- DLQI
- PK / PD assessments

KEY SAFETY ENDPOINTS

- General Safety and Tolerability
- Severe infection

(*) Study design is subject to change.
Sources: Zura Internal Planning
Acronyms: DLQI, dermatology life quality index; HiSCR, Hidradenitis Suppurativa Clinical Response; HS, hidradenitis suppurativa; IHS4, International Hidradenitis Suppurativa Severity Score System; PD, pharmacodynamic; PGA, physician's global assessment; PK, pharmacokinetic; R, randomization.

©2025 Zura Bio Ltd.
25

©2025 Zura Bio Ltd. 26 ©2024 Zura Bio Ltd. The Phase 2 development programs for systemic sclerosis and hidradenitis suppurativa are progressing The strategy follows validated pathways with the potential for improved outcomes, supported by related mechanism - of - action data from IL - 17 and BAFF/B - cell depletion therapies We believe tibulizumab is positioned as a potential first - in - class dual - pathway biologic The next 6 to 12 months offer significant growth opportunities, with multiple key milestones anticipated Tibulizumab Summary tibulizumab | ZB - 106

©2025 Zura Bio Ltd. crebankitug ZB - 168 Anti - IL - 7R α + TSLP Crebankitug is a high - affinity, fully human monoclonal antibody that neutralizes the IL - 7 receptor alpha (IL - 7R α ) chain, potentially blocking the immune pathways of IL - 7 and thymic stromal lymphopoietin (TSLP).

Crebankitug

zurabio
crebankitug | ZB-168

Crebankitug, a fully human IL-7Rα antibody

- Originally developed by Pfizer
- IL-7Rα inhibition has potential to inhibit two critical immune pathways (IL-7 and TSLP)
- Potential applicability in broad range of T-cell mediated diseases and atopic diseases.

Well tolerated in Phase 1 and Phase 1b studies

- >90 participants dosed with crebankitug
- Adverse events generally mild and not treatment-related.

Phase 1b data demonstrate clear evidence of impact on key T-cell compartments

- Only anti-IL7R program that has reported safety, PK, and PD data in participants with an auto immune disease (not just healthy volunteers)
- Potentially clinically relevant changes observed in memory T-cell counts and $T_{reg} : T_{memory}$ ratios.

Actively assessing Phase 2 strategy

- Ongoing internal planning for indications in areas with unmet needs.

creban- *creating balance* **ki-** *cytokine or cytokine receptor* **tug-** unmodified immunoglobulin

©2025 Zura Bio Ltd. 28

Crebankitug: A Multi-Functional Antibody That Blocks Signaling via IL-7 and TSLP Pathways

zurabio

crebankitug | ZB-168

IL-7Rα is a key receptor in immune regulation, central to the signaling of cytokines ***IL-7*** and ***TSLP***

IL-7

IL-7Rα collaborates with the common gamma chain (γc) to establish the IL-7 receptor complex

Triggers a sequence of cellular events, notably **JAKs & STATs**

Vital for the growth, sustenance, and balance of T-cells



IL-7Rα
IL-7
γc
IL-7Rα
TSLP
IL-7Rα
TSLPR
JAK3
JAK1
JAK1
JAK2
STAT5
STAT3
STAT1
STAT5
T-Cell

TSLP

TSLP binds to its dedicated receptor, TSLPR. For optimal signaling, IL-7Rα joins the mix, creating a composite complex with TSLPR and TSLP

This assembled complex **initiates pathways** primarily linked to **type 2 immunity**

Commonly tied to allergic responses and specific inflammatory scenarios

Positioning crebankitug for potential applications in diverse immune-related and autoimmune conditions

©2025 Zura Bio Ltd.
29

Both TSLP and IL-7 Have a Role in Activating Th1, Th2, and Th17-Driven Inflammation

zurabio

crebankitug | ZB-168

IL-7 PATHWAY

- IL-7 is a growth factor that binds to the heterodimeric receptor of IL-7R:γC and is critical for the survival, development and homeostasis of central and effector memory T cells [4]
- Due to the high expression of IL-7R on T_{eff} compared to T_{reg}, inhibition results in a 20-fold greater activity in reducing T_{eff}, leading to an increase in T_{reg}:T_{eff} ratio [5, 6]



Allergen
Virus
Bacteria
Pollutant
Keratinocytes
Airway Epithelium
Stromal cell
IL-7
TSLP
TSLPR
IL-7Ra
Eosinophil
IL-5R
IL-4R
Basophil
Mast Cell
ILC2
DC
B Cell
T Cell
γC
IL-7 Mediated
TSLP Mediated
CCL17/TARC
CCL22/MDC
IL-5, IL-13, Amphiregulim
T Cell Activation CD4/CDB Effector Cells
Th2 Differentiation Treg Development
B Cell Maturation
B Cell Development

TSLP PATHWAY

- Thymic stromal lymphopoietin (TSLP) is an epithelial-derived cytokine primarily expressed in the lungs, skin and gastrointestinal tract [1]
- TSLP is released from the epithelium by disease amplifying Th2 immune response, including the production of IL-4, -5, -9 and -13. [1]
- TSLP inhibition is clinically validated in severe asthma and has shown positive therapeutic benefit in additional Th2 driven diseases [2,3]

Sources: [1] Ebina-Shibuya, R. and Warren Leonard. Nature Reviews Immunology, doi:10.1038/s41577-022-00735-y; [2] Marone, G., et al. Expert Opinion on Investigational Drugs, doi:10.1080/13543784.2019.1672657; [3] Menzies-Gow, A., et al. Respiratory Research, doi:10.1186/s12931-020-01505-x; [4] Chen, 2021. Frontiers Immunol, 5. Herold, K., et al. JCI Insight, doi:10.1172/jci.insight.126054; graphic created in BioRender; [5] Martin, M.and Badovinac P. Frontiers in Immunology, doi:10.3389/fimmu.2018.02692; [6] Waickman, A., et al. iScience, doi:10.1016/j.isci.2020.101421; [7] Marković, I. and Savvides S. Frontiers in Immunology, doi:10.3389/fimmu.2020.01557.

©2025 Zura Bio Ltd. 30

©2025 Zura Bio Ltd. 31 Crebankitug Is the Only mAb to Potently Inhibit Both IL - 7R and TSLP crebankitug (IL - 7R α ) bempikibart (IL - 7R α ) tezepelumab (TSLP) IL - 7R α mAb IL - 7R α mAb TSLP mAb 7.5 ng / ml / 0.05nM (CCL17) (1) 11 ng / ml / 0.07nM (CCL22) (1) 0.08 nM (CCL2) (4) 24 nM (CCL2 ) (4) 67 ng / ml / 0.44nM (CCL17) (3) TSLP - Induced Signals 0.46nM (pSTAT5) (2) 0.6 nM (IL - 7 at 0.25ng/ml) (4) 2.1 nM (IL - 7 at 2.5ng/ml) (4) Neg IL - 7 - Induced Signals Inhibition of TSLP stimulated CCL17 secretion from human monocytes World Allergy Congress Poster, Dec 2023 % inhibition of TSLP stimulated CCL17 secretion from human monocytes crebankitug | ZB - 168 100 50 0 - 50 4 2 0 - 2 - 4 %Inhibition Log (ug/mL) crebankitug t ezepelumab a nti - TSLPR IgG a nti - CD127 Source: 1 Zura Internal Data; 2 Herold, Kevan C., et al. JCI Insight, doi:10.1172/jci.insight.126054; 3 Numazaki , Mako, et al. Journal of Pharmacology and Experimental Therapeutics, doi:10.1124/jpet.121.000686; 4 Yamniuk , Aaron P., et al. Antibodies against Il - 7r Alpha Subunit and Uses Thereof. 18 May 2021. Acronyms: CCL17, C - C motif chemokine ligand 17; IL, interleukin; mAb , monoclonal antibody; TSLP, thymic stromal lymphopoietin

©2025 Zura Bio Ltd. 32 ©2024 Zura Bio Ltd. Crebankitug targets immune - related and autoimmune conditions linked to IL - 7R or TSLP signaling In three Phase 1 and 1b studies involving 93 participants, crebankitug was well - tolerated, with most adverse events being mild and unrelated to the treatment Only anti - IL - 7R α program with clinical data showing impact on key T - cell subpopulations, indicating potential for broad T - cell mediated and atopic diseases Currently engaged in indication planning Crebankitug Summary

©2025 Zura Bio Ltd. torudokimab ZB - 880 Anti - IL - 33 Torudokimab is a fully human, high affinity monoclonal antibody that neutralizes IL - 33, preventing ST2 - dependent and ST2 - independent (e.g., RAGE) inflammation.

Torudokimab Asset Overview

torudokimab | ZB-880

About torudokimab

01 IL-33 implicated in driving Th2 biology through ST2 and Th1/Th17 through alternative signaling [1]

02 Well tolerated in Phase 1 and Phase 2 trials conducted by Eli Lilly [2]

141 healthy volunteers in Phase 1 study	103 participants with moderate to severe atopic dermatitis in Phase 2
Analyses confirmed key biomarker reductions (IL-13, periostin and CCL17/TARC) and no ADA impact [3]	Potential utility in diseases driven by epithelial inflammation [1]

03 The target engagement evaluation suggested binding to IL-33 and treatment emergent ADA had no apparent impact on PK or target engagement

Mechanism of Action

01 Inhibition of IL-33 blocks both ST2 and RAGE signaling [4]



IL33
IL33
IL33
IL1RAcP
ST2L
JAK2
P
STAT5
STAT5
P
TIR
TIR
MyD88
p38 MAPK
NFkB
RelA
p50

Initial Focus on Respiratory, Dermatologic, Gastrointestinal and Orphan Autoimmune Indications

01 Potential for 1st-in-class opportunities

02 Validated pathways in COPD [4] and asthma [5]

Sources: [1] Cohen, S., et al. *Nature Communications*. doi:10.1038/ncomms9327; [2] ClinicalTrials.gov. NCT03913260. Accessed 26 August 2024; NCT03343587. Accessed 26 August 2024; NCT03831191. Accessed 26 August 2024; Section 6.1, DSUR for the period 23-September-2019 to 22-September-2020; [3] Laquer, V., et al. *British Journal of Dermatology*. doi:10.1111/bjd.21631; [4] Okragly, A., et al. *Journal of Inflammation Research*. doi:10.2147/jir.s320287; [5] Wechsler, M., et al. *New England Journal of Medicine*. doi:10.1056/nejmoa2024257.

Acronyms: ADA, Anti-Drug Antibodies; CCL17, C-C motif chemokine ligand 17; COPD, chronic obstructive pulmonary disease; IL-33, interleukin-33; PK, pharmacokinetics; RAGE, receptor for advanced glycation end-products; ST2, serum stimulation-2; TARC, thymus and activation-regulated chemokine; Th, T-helper type..

©2025 Zura Bio Ltd.
34

Torudokimab IL-33 Pathway

zurabio
torudokimab | ZB-880

IL-33 is a member of the IL-1 cytokine family that is constitutively expressed in structural and lining cells including fibroblasts, endothelial, and epithelial cells of skin, gastrointestinal tract, and lungs [1]	IL-33 is released from the epithelium by disease exacerbating environmental factors and is an important amplifier of innate inflammation during exacerbations [2]
Polymorphisms in IL-33 and ST2 are associated with increased eosinophil production as well as respiratory diseases such as COPD and severe asthma	IL-33 inhibition clinically validated in severe asthma, COPD [3], and subsets of other epithelial disorders [4]
Pre-clinical data demonstrates superior activity of torudokimab compared with etokimab and itepekimab suggesting the potential for best-in-class activity [5]	Emerging biology suggests expanding opportunity for IL-33 in fibrotic and autoimmune conditions [6]


allergens
bacteria
viruses
IL25
TSLP
IL33
Basophil
Eosinophil
Mast cell
PGD$_2$
Histamin
proteases
IL6
IL5
GM-CSF
IL13
TNFa
Th2
IL9
IL13
IL4
IL5
DC
Th1
IL2
IFNγ
ILC2
IL13
IL5
Amphiregulin
TCR
NKT
IFNγ
IL4
IL5
IL9
IL13

Sources: [1] Chan, B., et al. *Frontiers in Immunology*. doi:10.3389/fimmu.2019.00364; [2] Cayrol, C., and Girard, J.P. *Cytokine*. doi:10.1016/j.cyto.2022.155891; [3] Gudbjartsson, D., et al. *Nature Genetics*. doi:10.1038/ng.323; Ketelaar, M., et al. *Journal of Allergy and Clinical Immunology*. doi:10.1016/j.jaci.2020.04.051; [4] Singh, D. *The Lancet Respiratory Medicine*. doi:10.1016/s2213-2600(22)00005-4; Wechsler, M., et al. *New England Journal of Medicine*. doi:10.1056/nejmoa2024257; Chen, Y.-L., et al. *Science Translational Medicine*. doi:10.1126/scitranslmed.aax2945; [5] Zura Internal Data; [6] Pei, C., et al. *Immunology*. doi:10.1111/imm.12174; Kurimoto, M., et al. *Frontiers in Physiology*. doi:10.3389/fphys.2021.781012; Dong, Y., et al. *Frontiers in Medicine*. doi:10.3389/fmed.2021.739489.

Acronyms: COPD, chronic obstructive pulmonary disease; IL-33, interleukin-33; ST2, serum stimulation-2.

©2025 Zura Bio Ltd. | 35

©2025 Zura Bio Ltd. Torudokimab Has Potential for “Best - in - Class” Activity 36 Torudokimab was 2.9 and 5.5 - fold more potent than etokimab and itepekimab , respectively, inhibiting IL - 33 - induced GM - CSF production by human mast cells Sources: Zura Internal Data Acronyms: GM - CSF, granulocyte - macrophage colony - stimulating factor; IL - 33, interleukin - 33; k d , dissociation constant; k off , rate of dissociation (s ⁻ ¹); k on , rate of association (M ⁻ ¹s ⁻ ¹); nM , nanomolar; pM , picomolar; pg , picogram. Torudokimab Potency k d (pM) k off (s - 1 ) k on (M - 1 s - 1 ) Antibody 39 6.7 x 10 - 5 1.7 x 10 6 torudokimab (LY3375880) 2.9x 112 1.2 x 10 - 4 9.4 x 10 5 etokimab (AnaptysBio) 5.5x 215 1.6 x 10 - 4 7.6 x 10 5 itepekimab (Regeneron) torudokimab | ZB - 880

©2025 Zura Bio Ltd. Corporate Update Team and Cash Runway

©2025 Zura Bio Ltd. 38 Robert Lisicki Chief Executive Officer and Director Steve Schoch Director Jennifer Jarrett Director Parvinder Thiara Director Someit Sidhu, MD Founder and Director Arnout Ploos van Amstel Director Amit Munshi Chairman Neil Graham, MBBS, MD, MPH Director Sandeep C. Kulkarni, MD Director BOARD OF DIRECTORS Ajay Nirula, MD, PhD Johann Gudjonsson, MD, PhD Michael Weinblatt , MD Dinesh Khanna, MD, MSc Steven Ziegler, PhD SCIENTIFIC ADVISORY BOARD Robert Lisicki Chief Executive Officer and Director Verender Badial Chief Financial Officer Kiran Nistala, MBBS, PhD Chief Medical Officer and Head of Development Gary Whale, PhD Chief Technology Officer Kim Davis, JD Chief Legal Officer and Corporate Secretary EXECUTIVE TEAM Zura’s Leadership: Driving Innovation in I&I Acronyms: I&I, inflammation and immunology; SAB, Scientific Advisory Board. Nasdaq: ZURA zurabio
Nasdaq: ZURA


NASDAQ CONGRATULATES
ZURA BIO [ZURA]
ON ITS RECENT FINANCING OF
$112.5 MILLION
zurabio
Nasdaq

Nasdaq ticker: ZURA

April 2024
Photo courtesy of ©Nasdaq, Inc.

- **Our mission:** Driving scientific breakthroughs by turning drug discoveries into transformative, life-saving treatments.
- **Tibulizumab shows best-in-class potential:** Introducing a tetravalent antibody therapy designed to target and potentially treat autoimmune diseases.
- **Promising pipeline for value creation:** Integrating validated biological pathways into multifunctional antibody assets to potentially improve therapeutic outcomes.
- **Upcoming external catalysts:** Anticipating near-term developments that could further expand the pipeline's potential.
- **Proven leadership:** Experienced team with a track record of contributing to over $8 billion in mergers and acquisitions in the past three years.
- **Strong financial position:** With approximately $188 million[1] in cash, cash equivalents, and investments, we are funded to support our planned operations through 2027. The 3Q 2024 IPO warrant exchange has streamlined our share structure, and additional financing through ATM options remains available for future needs. As of September 30, 2024, we have 65,293,530 Class A Ordinary Shares outstanding[2].

Sources: [1] Cash includes cash and cash equivalents as of 30-September-2024; [2] S-3 dated 03-Sept-2024
Acronyms: ATM, at-the-market offering; IPO, initial public offering.

©2025 Zura Bio Ltd.
39